Unaudited Condensed Financial Information of the Parent Company - Schedule of Unaudited Parent Company Condensed Statements of Cash Flows (Details) - Parent [Member] ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	¥ (19,338)	$ (2,724)	¥ (45,921)
Adjustments to reconcile net loss to net cash used in operating activities:
Equity in losses of subsidiaries	16,006	2,255	45,921
Other current assets	(139,162)	(19,600)
Other current liabilities	697	97
NET CASH USED IN OPERATING ACTIVITIES	(141,797)	(19,972)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from controlling shareholders	156,197	22,000
NET CASH PROVIDE FROM ACTIVITIES	156,197	22,000
CHANGES IN CASH	14,400	2,028
Effects of exchange rate changes	446	63
Cash and cash equivalents and restricted cash at beginning of year
Cash and cash equivalents and restricted cash at end of year	¥ 14,846	$ 2,091